UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 29, 2012

GENESIS BIOPHARMA, INC.

(Name of small business issuer specified in its charter)

Nevada	000-53127	75-3254381
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

11500 Olympic Blvd., Suite 400
Los Angeles, CA 90064

(Address of principal executive offices)

Not Applicable.

(former name or former address, if changed since last report)

(866) 963-2220

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Effective July 27, 2011, Genesis Biopharma, Inc., a Nevada corporation, completed an offering of an aggregate $5,000,000 of its seven (7%) percent Tranche A Senior Unsecured Convertible Notes and Tranche B Senior Unsecured Convertible Notes (collectively, the “Notes”) and five (5) year common stock purchase warrants (Tranche A Warrants and Tranche B Warrants), having an initial exercise price of $1.25 (the “Note Warrants”), which was subject to anti-dilution adjustments for issuances below the exercise price then in effect and customary adjustments in the event of stock split, reverse stock split, stock dividend, recapitalization, reorganization or similar transaction involving this company’s common stock. Both the Notes and the Note Warrants have previously been amended.

The Notes initially were to mature November 30, 2011. The Notes have been amended five prior times to extend the maturity date of the Notes, most recently to February 29, 2012. Effective February 29, 2012, we entered into Amendment No. 6 to Tranche A Senior Unsecured Convertible Notes and Tranche B Senior Unsecured Convertible Notes (the “Amendment”) with the holders of the Notes to further extend the maturity date. Under the Amendment, the definition of the term “Maturity Date” was amended to be March 13, 2012. In addition, the Amendment also contained provisions that changed the conversion price of the Notes.

The Notes initially were convertible into shares of our common stock at an initial “Conversion Price” of $1.25, which Conversion Price initially was adjustable (in addition to anti-dilution adjustments for issuances below the conversion price then in effect and customary adjustments in the event of stock split, reverse stock split, stock dividend, recapitalization, reorganization or similar transaction involving this company’s common stock) if at any time after the date of issuance we completed an equity financing for gross proceeds of at least $10,000,000 (a “Qualified Offering”). Under the provisions of the Notes, for issuances of common stock or common stock equivalents at a purchase price less than the Conversion Price then in effect, subject to certain exceptions, the Conversion Price will be reduced to the purchase price in such subsequent offering. However, in the event of a Qualified Offering, the Notes initially provided that the Conversion Price would be adjusted to the lesser of (i) $1.25 and (ii) eighty-five percent (85%) of the purchase price paid by investors in the subsequent equity financing.

The amendments to the Notes, including the Amendment, modified the forgoing definition of the “Conversion Price” of the Notes. The Amendment (and prior Amendment No. 4 to Notes, entered into effective as of January 13, 2012), now provides that the “Conversion Price” will be adjusted if at any time after the issuance date of the Notes, we consummate one or more equity financings (each, a “Qualified Offering”), or if we issue securities to any consultants, officers, directors, employees or third parties (“Other Parties”), for a price per share that is below the fair market value of the Common Stock as measured by the closing sale price on the date of each such issuance, the Conversion Price shall be adjusted to the lesser of (i) $1.25 and (ii) seventy-five percent (75%) of the purchase price per share of Common Stock payable by the investors in each such subsequent equity financing or by such Other Parties. In case any rights, warrants or options to subscribe for or purchase shares of common stock or convertible securities are sold with shares of Common Stock in one integrated transaction, the value assigned to any such option, warrant, etc. (the “Option Value”) shall be calculated using the Black-Scholes model using a “volatility” of 100 and a “risk free rate” of 2.3% and, for purposes of determining the Conversion Price, the purchase price per share of Common Stock shall equal the amount paid per share of Common Stock in the Qualified Offering minus the Option Value.

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The Note Warrants were previously also amended in connection with the amendment of the Notes to amend the definition of the “Exercise Price” at which the Note Warrants could be exercised. Amendment No. 4 to Note Warrants entered into effective as of January 31, 2012 provides that, in addition to adjustments for issuances below the exercise price then in effect and customary adjustments in the event of a stock split, reverse stock split, stock dividend, recapitalization, reorganization or similar transaction involving this company’s common stock, if at any time after the date of issuance we consummate a Qualified Offering (defined as any equity financing), or if we issue shares to Other Parties, for a price per share that is below the closing sale price of our stock on the date of issuance, the “Exercise Price” of the Note Warrants shall be adjusted to the lesser of (i) $1.25 and (ii) 75% of the purchase price per share of Common Stock payable by the investors in such Qualified Offering or by such Other Parties. Until July 27, 2013, under the anti-dilution provisions of the Note Warrants, for issuances, or deemed issuances of shares (other than issuances in a Qualified Offering) at a purchase price less than the Exercise Price then in effect the Exercise Price will be reduced to the purchase price in such subsequent offering. In case any Option is issued in connection with the sale of Common Stock in a Qualified Offering, the Option Value shall be calculated using the Black-Scholes model using a “volatility” of 100 and a “risk free rate” of 2.3% and, for purposes of determining the Exercise Price, the purchase price per share of Common Stock shall equal the amount paid per share of Common Stock in the Qualified Offering minus the Option Value. Upon each such adjustment of the Exercise Price hereunder, the number of shares issuable under each Note Warrant shall be adjusted to the number of shares of Common Stock determined by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares acquirable upon exercise of the Note Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

A copy of Amendment No. 6 to the Notes and Amendment No. 4 the Note Warrants is attached as Exhibit 10.1 and 10.2 hereto, respectively, and the foregoing summary of those amendments is qualified by reference to such exhibits.

Certain of the outstanding warrants that we issued in 2010 and 2011 contain re-set provisions that state that, if the conversion price or exercise price of our convertible securities, options or warrants is lowered to a price below the exercise price of the 2010 and 2011 warrants, then the exercise price of the 2010 and 2011 warrants will be reduced to the new, lower price of the other convertible securities, options or warrants. Accordingly, in the event that Conversion Price of the Notes is reduced and the Exercise Price of the Note Warrants is reduced to a price below the current exercise price of the 2010 and 2011 warrants, then the exercise price of those warrants will also be reduced (and the number of shares that can be purchased under those warrants will increase).

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following exhibit is included as part of this report.

10.1	Form of Amendment No. 6 to Tranche A Senior Unsecured Convertible Notes and Tranche B Senior Unsecured Convertible Notes, effective as of February 29, 2012
10.2	Form of Amendment No. 4 Tranche A Warrants to Purchase Common Stock and Tranche B Warrants to Purchase Common Stock

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2012	GENESIS BIOPHARMA, INC. By: /s/ ANTHONY CATALDO Anthony Cataldo, Chief Executive Officer

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